JOHN HANCOCK CURRENT INTEREST

John Hancock Money Market Fund (the fund)

Supplement dated March 18, 2016 to the current prospectus, as may be supplemented

The following information supplements and supersedes any information to the contrary relating to the fund, a series of John Hancock Current Interest, contained in the current Prospectus.

The information under the heading “Valuation of shares” in “Transaction policies” is revised and restated in its entirety as follows:

The net asset value (NAV) for each class of shares of the fund is normally determined twice each business day at 12:00 P.M. (noon) and at the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time) on each business day that the NYSE is open. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests.

To help the fund maintain its $1 constant share price, portfolio investments are valued at cost, and any discount or premium created by market movements is amortized to maturity. The current NAV of the fund is available on our website at jhinvestments.com.

The section entitled “Valuation of securities” in “Transaction policies” is deleted in its entirety.

You should read this Supplement in conjunction with the prospectus and retain it for future reference.